Exhibit 10.10

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, NO HEDGING TRANSACTION MAY BE CONDUCTED WITH RESPECT TO THESE SECURITIES UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH THE ACT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

QUANERGY SYSTEMS, INC.

WARRANT TO PURCHASE COMMON STOCK

No. CWA-46	June 21, 2021

Void After JUNE 21, 2026

THIS CERTIFIES THAT, for value received, Sensata Technologies, Inc., with its principal office at 529 Pleasant St., Attleboro, MA 02703, or assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from QUANERGY SYSTEMS, INC., a Delaware corporation, with its principal office at 433 Lakeside Drive, Sunnyvale, CA 94085 (the “Company”) the Exercise Shares during the Exercise Period.

This warrant (the “Warrant”) is being issued pursuant to that certain Collaboration Agreement dated June 21, 2021 by and among the Company and the Holder (the “Collaboration Agreement”). Terms used herein and capitalized but not defined shall have the meaning ascribed to them in the Collaboration Agreement.

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing on the Closing (as defined in the Merger Agreement) and ending five (5) years later, unless sooner terminated as provided below.

(b) “Exercise Price” shall mean US$0.01 per Exercise Share, subject to adjustment pursuant to Section 6 below.

(c) “Exercise Shares” shall mean that number of shares of Common Stock of the Company (the “Common Stock”) which will be exchanged for 2,500,000 shares of common stock of CITIC Capital Acquisition Corp. (the “SPAC”) pursuant to Section 3.1(c) of that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, the SPAC and CITIC Capital Merger Sub Inc., subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 6 below.

2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part with respect to the Exercise Shares at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

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(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price in cash, by check or by a wire transfer of immediately available funds to an account or accounts designated by the Company; and

(c) This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised, but in any event no more than thirty (30) days after such exercise.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

Notwithstanding the foregoing, the exercise of this Warrant pursuant to this Section 2 shall be subject to any filings required under, and compliance with any other applicable requirements of, the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Prior to the exercise of this Warrant, the Company and the Holder shall use commercially reasonable efforts to obtain all clearances, consents, authorizations, approvals, actions, or non-actions required under the HSR Act for the exercise of this Warrant. For purposes of clarity, the execution of this Warrant will not require a filing by Sensata in connection with the closing of a SPAC Transaction (as defined below).

3. NET EXERCISE. Upon the earlier of (i) the closing of a Liquidation Event (including an Asset Transfer and Acquisition) (each as defined in the Company’s Amended and Restated Certificate of Incorporation, as may be amended and/or restated from time to time (the “Restated Certificate”)) and (ii) the effective date of a registration statement filed under the Act for Qualified IPO (as defined in the Restated Certificate), if the fair market value of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)

             A

Where	X = the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation)

2.

A =	the fair market value of one share of the Company’s Common Stock (at the date of such calculation, based on the closing price of the Company’s shares the day before the exercise)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, in the event that this Warrant is exercised in connection with a Liquidation Event, the fair market value per share shall be the value of the consideration payable for each share of Common Stock in such Liquidation Event. This Warrant shall be deemed to have been exercised utilizing the net exercise provisions herein immediately prior to any expiration or termination of this Warrant (other than as provided for in Section 8(B) below).

4. COVENANTS OF THE COMPANY.

4.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

4.2 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4.3 Registration of Shares. The Company shall cause the SPAC to register the shares of the SPAC’s capital stock that will be issuable upon the exercise of this Warrant following the merger on the Registration Statement on Form S-4 for the merger.

5. REPRESENTATIONS OF HOLDER.

5.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

5.2 Securities Are Not Registered.

(a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Act pursuant to an exemption on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for distribution. The Holder has no such present intention.

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(b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

5.3 Disposition of Warrant and Exercise Shares.

(a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares unless and until:

(i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission (the “Commission”) stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition reasonably satisfactory to the Company and, if reasonable requested by the Company, an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

Notwithstanding the provisions of Sections 5.3(a)(ii) and 5.3(a)(iii) hereof, no such registration statement or opinion of counsel shall be required (a) for any transfer of the Warrant or Exercise Shares in compliance with SEC rule 144 or Rule 144A; or (b) for any transfer of the Warrant or any Exercise Shares by a Holder that is a partnership or a corporation without payment of consideration to a Permitted Transferee.

(b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, NO HEDGING

4.

TRANSACTION MAY BE CONDUCTED WITH RESPECT TO THESE SECURITIES UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH THE ACT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER, OF THE WARRANT TO PURCHASE COMMON STOCK DATED JUNE 21, 2021, BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES. SUCH TERMS ARE BINDING ON TRANSFEREES OF THESE SECURITIES.

5.4 Taxes. The Holder has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of the issuance of this Warrant and the transactions contemplated by this Warrant. With respect to such matters, the Holder relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for all taxes that may arise as a result of the issuance of this Warrant and the transactions contemplated by this Warrant. The Company shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to the Holder pursuant to this Warrant such amounts as the Company may be required to deduct or withhold therefrom under the United States Internal Revenue Code of 1986, as amended, or under any provision of state, local or foreign tax law, and shall promptly pay such withheld amounts to the appropriate tax authorities on behalf of the Holder. To the extent any amount is so deducted or withheld, such amount shall be treated for all purposes under this Warrant as having been paid to the Holder. Holder further agrees to deliver a validly completed and executed Internal Revenue Service Form W-9, W-8 or similar form, as applicable, as reasonably requested by the Company to exercise its rights as set forth in this Section 5.4.

6. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 8 below. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

7. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

8. TERMINATION. (A) Upon the earliest of (i) the closing of a Liquidation Event (excluding the transaction contemplated by the Merger Agreement), and (ii) June 21, 2026, this Warrant shall terminate immediately; provided, however that such termination shall be subject to the exercise of warrants provisions of Section 2 and the net-exercise provisions of Section 3 hereof. (B) Notwithstanding

5.

anything in this Agreement to the contrary, this Warrant shall terminate (and be of no further force and effect) on June 21, 2022, if the Closing (as defined in the Merger Agreement) has not occurred by such date and no shares shall be subject to exercise. In addition, this Warrant may be terminated by either party if the Collaboration Agreement is terminated by either party prior to the Quanergy stockholder approval of the Merger Agreement.

9. MARKET STAND-OFF AGREEMENT. The Holder hereby agrees that the Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the 180-day period following (i) the effective date of the initial public offering (as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation) or (ii) the closing of a SPAC Transaction (as defined below). The foregoing provisions of this Section 9 shall apply only to the initial public offering or a SPAC Transaction, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holder if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. The underwriters in connection with the initial public offering are intended third party beneficiaries of this Section 9 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the initial public offering or by the Company in a SPAC Transaction, as applicable, that are consistent with this Section 9 or that are necessary to give further effect thereto. Any discretionary waiver or termination by the Company or the underwriters of the restrictions of any or all “lock-up” agreements shall apply to the Holder subject to such agreements pro rata based on the number of shares held by subject stockholders. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period. Holder agrees that any transferee of the Warrant of the Company held by Holder shall be bound by this Section 9. “SPAC Transaction” means an acquisition, merger or other business combination between the Company and a special purpose acquisition corporation or any subsidiary or affiliate of thereof, following which the shares of any class or series of the Common Stock (or the stock of a successor corporation) are listed on a U.S. national securities exchange or market.

10. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

11. TRANSFER OF WARRANT. Other than any transfers to affiliates for no consideration or at cost, subject to approval of the Company’s Board of Directors applicable laws, the restriction on transfer set forth on the first page of this Warrant, and any restrictions applicable to the transfer of shares set forth in the Company’s bylaws, as they may be amended from time to time, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

12. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

6.

13. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) twenty (20) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) five (5) days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at the address provided on the first page of this Warrant or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

14. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

15. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Delaware.

7.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of June 21, 2021.

QUANERGY SYSTEMS, INC.

By:	/s/ Kevin Kennedy
Name: Kevin Kennedy
Title: Chief Executive Officer
Address: 433 Lakeside Drive, Sunnyvale, CA 94085, USA

Signature Page to Common Warrant

IN WITNESS WHEREOF, the Investor has caused this Warrant to be executed by its duly authorized person as of June 21, 2021.

SENSATA TECHNOLOGIES, INC.

By:	/s/ Shannon M. Votava
Name: Shannon M. Votava
Title: Authorized Signatory
Address: 529 Pleasant St., Attleboro, MA 02703

Signature Page to Common Warrant

NOTICE OF EXERCISE

TO: QUANERGY SYSTEMS, INC.

(1) The undersigned hereby elects to purchase ________ shares of the Common Stock of Quanergy Systems, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature) (Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated: __________, 20__

Holder’s
Signature:

Holder’s
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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